Supplement dated June 5, 2026, to the Updating Summary Prospectus dated May 1, 2026, for the Protective Variable Annuity Investors Series variable annuity contract

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT – FEES, EXPENSES, AND ADJUSTMENTS section is amended as follows:

The “Highest Annual Cost:” amount is changed to $6,889.

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If you have any questions regarding this Supplement, please work with your financial professional or contact us toll free at 1-800-456-6330